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Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re The JPM Company of Delaware, Inc., et al.	Case No. 02-10641 (NEW)

INITIAL MONTHLY OPERATING REPORT

        File report and attachments with Court and submit copy to United States Trustee within 15 days after order for relief

        Certificates of Insurance must name United States Trustee as a party to be notified in the event of policy cancellation. Bank accounts and checks must bear the name of the debtor, the case number, and the designation "Debtor in Possession." Examples of acceptable evidence of Debtor in Possession Bank accounts include voided checks, copy of bank deposit agreement/certificate of authority, signature card, and/or corporate checking resolution.

REQUIRED DOCUMENTS	Attached Document	Explanation Attached
12-Month Cash Flow Projection (Form IR-1)	X	X
Certificates of Insurance
Workers Compensation	X
Property	X
General Liability	X
Vehicle	X
Other:
Evidence of Debtor in Possession Bank Accounts
Tax Escrow Account
General Operating Account		X
Other:
Other:

        I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date
/s/ David J. Surgala	5-7-02

Signature of Authorized Individual*	Date
David J. Surgala	Treasurer

Printed Name of Authorized Individual	Title of Authorized Individual

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

Cash Flow Projection(1)

        The attached Cash Flow Projection forecasts the weekly cash flow through and including May 31, 2002, at which point the Debtors anticipate that they will have sold substantially all of their assets. The Debtors will provide updated projections as appropriate.

(1)
The attached projection reflects the budget for The JPM Company, the operating entity.

JPM—US Operations—Post Sale of PA

(All numbers—000's)	Comments	Base	Opening	1 week Ending 02/15/02	1 week Ending 02/22/02	03/01/02 filing 1 week Ending 03/01/02	1 week Ending 03/08/02	1 week Ending 03/15/02	1 week Ending 03/22/02	1 week Ending 03/29/02	1 week Ending 04/05/02	1 week Ending 04/12/02	1 week Ending 04/19/02	1 week Ending 04/26/02
Collections				812	400	400	438	451	457	440	463	478	492	500
Accounts Receivable—PA (Trade)				812	400	400	438	451	457	440	463	478	492	500
Accounts Receivable—PA (interco)				0	0	0	0	0	0	0	0	0	0	0
Accounts Receivable—San Jose (Trade)				0	0	0	0	0	0	0	0	0	0	0
Accounts Receivable—San Jose (Interco)				0	0	0	0	0	0	0	0	0	0	0
Other
Cash Distributions				663	709	1,391	785	581	615	804	570	560	606	649
Payroll—Officers	Payroll			20	20	20	20	20	20	20	20	20	20	20
Payroll—Office	Payroll			58	58	58	58	49	49	49	49	49	49	49
Payroll—Plant	Payroll			172	158	158	158	155	155	155	155	155	155	155
Payroll Taxes	10% of Payroll			25	24	24	24	22	22	22	22	22	22	22
Stay-Put agreements				0	0	80	0	0	0	80	0	0	0	80
Purchases—materials (COD)	95% of 48% CGS			182	209	207	216	228	228	228	228	228	228	228
Insurance/Benefits	Schedule (A)			15	15	160	15	15	15	160	0	0	0	0
Mortgages/Loans/Leases	Schedule (B)			6	0	4	0	6	0	4	0	0	6	4
JPM Lewisburg—Manufacturing-Variab.	Mfg Costs	1		1	1	1	1	1	1	1	1	1	1	1
JPM Lewisburg—Manufacturing—Fixed	Mfg Costs	13		13	13	13	13	13	13	13	13	13	13	13
JPM Lewisburg—Selling & Marketing	Mfg Costs	0		0	0	0	0	0	0	0	0	0	0	0
JPM Lewisburg—General & Admin.	Mfg Costs	1		1	1	1	1	1	1	1	1	1	1	1
JPM Beaver Springs—Manufacturing—Variable	Mfg Costs	2		2	2	2	2	2	2	2	2	2	2	2
JPM Beaver Springs—Manufacturing—Fixed	Mfg Costs	10		10	10	10	10	10	10	10	10	10	10	10
JPM Beaver Springs—Selling & Marketing	Mfg Costs	0		0	0	0	0	0	0	0	0	0	0	0
JPM Beaver Springs—General & Administrative	Mfg Costs	1		1	1	1	1	1	1	1	1	1	1	1
Global Business Overhead	SGA Exp	6		6	6	6	6	6	6	6	6	6	6	6
Corporate Overhead	SGA Epx	26		26	26	26	26	26	26	26	26	26	26	26
Professional Fees	Ongoing & Retainers			25	150	620	35	25	50	25	35	25	50	30
Wire transfers—foreign payrolls				0	15	0	0	0	15	0	0	0	15	0
Vendor payments (from A/P)	Accts Pay			0	0	0	0	0	0	0	0	0	0	0
Intercompany Payments—Canada				100
Miscellaneous—Foreign Payroll Taxes/Other				0	0	0	200	0	0	0	0	0	0	0
Cash available (shortfall)				149	(309)	(991)	(347)	(129)	(158)	(364)	(106)	(81)	(114)	(149)
Net Cash Balance (book)			3,565	3,714	3,405	2,414	2,067	1,937	1,779	1,415	1,309	1,228	1,114	965

JPM—US Operations—Post Sale of PA

(All numbers—000's)	Comments	Base	Opening	1 week Ending 02/15/02	1 week Ending 02/22/02	03/01/02 filing 1 week Ending 03/01/02	1 week Ending 03/08/02	1 week Ending 03/15/02	1 week Ending 03/22/02	1 week Ending 03/29/02	1 week Ending 04/05/02	1 week Ending 04/12/02	1 week Ending 04/19/02	1 week Ending 04/26/02
Accounts receivable—BB—Trade				2,421	2,009	2,068	2,122	2,157	2,206	2,249	2,309	2,346	2,368	2,376
Plus: New Sales				400	459	455	473	500	500	500	500	500	500	500
Less: Collections—Trade				812	400	400	438	451	457	440	463	478	492	500
Less: Returns				0	0	0	0	0	0	0	0	0	0	0
NOTE: As a % of sales				0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Accounts receivable—EB—Trade			2,421	2,009	2,068	2,122	2,157	2,206	2,249	2,309	2,346	2,368	2,376	2,376
Inventory—BB				4,656	4,646	4,635	4,624	4,613	4,601	4,589	4,577	4,565	4,553	4,541
Plus: New purchases (95% of material egs)		95.0%		182	209	207	216	228	228	228	228	228	228	228
Plus: Returns				0	0	0	0	0	0	0	0	0	0	0
Less: Used in Sales				192	220	218	227	240	240	240	240	240	240	240
NOTE: Value added margin %		52.0%		52.0%	52.0%	52.0%	52.0%	52.0%	52.0%	52.0%	52.0%	52.0%	52.0%	52.0%
Inventory—EB			4,656	4,646	4,635	4,624	4,613	4,601	4,589	4,577	4,565	4,553	4,541	4,529
Accounts Payable—BB-Trade				1,752	1,752	1,752	1,752	1,752	1,752	1,752	1,752	1,752	1,752	1,752
Plus: New purchases (COD)				182	209	207	216	228	228	228	228	228	228	228
Plus: New expenses (COD)				106	240	844	310	106	140	249	95	85	131	94
Less: Payments				288	449	1,051	526	334	368	477	323	313	359	322
Accounts Payable—EB			1,752	1,752	1,752	1,752	1,752	1,752	1,752	1,752	1,752	1,752	1,752	1,752
Insurance/Benefits (Schedule A)				15	15	160	15	15	15	160	0	0	0	0
401k				15	15	15	15	15	15	15	0	0	0	0
Unum Life						10				10	0
Health Assurance						47				47	0
Geisinger						55				55	0
Blue Cross						24				24	0
Charles Schwab (deferred comp)											0
Cigna						1				1	0
Dental						8				8		0
Mortgages/Loans/Leases (Schedule B)				6	0	4	0	6	0	4	0	0	6	4
M&T Bank (Beaver Springs)		6		6				6					6
PIDA (Beaver Springs)		4				4				4				4
First Union (Rt. 15 Plant)						0				0				0
First Union (15th Street Office)						0				0				0
First Union (telecom equipment)						0				0				0
Professional Fees (Schedule C)				25	150	620	35	25	50	25	35	25	50	30
PriceWaterhouse Coopers					25	70			25				25
Policano & Manzo
Cozen & O'Connor					75	350
Penn Hudson					25	150
Wagner & Sherer						25	10				10
Miscellaneous					25	25	25	25	25	25	25	25	25	30

JPM—US Operations—Post Sale of PA

(All numbers—000's)	4-26-01 Sale 1 week Ending 05/03/02	1 week Ending 05/10/02	1 week Ending 05/17/02	1 week Ending 05/04/02	1 week Ending 05/31/02	Cumulative 16 Weeks Ending 05/31/02
Collections	0	0	0	0	0	5,332
Accounts Receivable—PA (Trade)	0	0	0	0	0	5,332
Accounts Receivable—PA (Interco)	0	0	0	0	0	0
Accounts Receivable—San Jose (Trade)	0	0	0	0	0	0
Accounts Receivable—San Jose (Interco)	0	0	0	0	0	0
Other						0
Cash Disbursements	331	80	105	80	186	8,714
Payroll—Officers	20	13	13	13	36	317
Payroll—Office	49	3	3	3	3	638
Payroll—Plant	155	0	0	0	0	1,888
Payroll Taxes	22	2	2	2	4	284
Stay-put agreements	0	0	0	0	80	320
Purchases—materials (COD)	0	0	0	0	0	2,411
Insurance/Benefits	12	0	0	0	0	407
Mortgages/Loans/Leases	0	0	0	0	0	30
JPM Lewisburg—Manufacturing—Variable	0	0	0	0	0	11
JPM Lewisburg—Manufacturing—Fixed	0	0	0	0	0	143
JPM Lewisburg—Selling & Marketing	0	0	0	0	0	0
JPM Lewisburg—General & Administrative	0	0	0	0	0	11
JPM Beaver Springs—Manufacturing—Variable	0	0	0	0	0	22
JPM Beaver Springs—Manufacturing—Fixed	0	0	0	0	0	110
JPM Beaver Springs—Selling & Marketing	0	0	0	0	0	0
JPM Beaver Springs—General & Administrative	0	0	0	0	0	11
Global Business Overhead	6	6	6	6	6	96
Corporate Overhead	26	26	26	26	26	416
Professional Fees	40	30	55	30	30	1,255
Wire transfers—foreign payrolls	0	0	0	0	0	45
Vendor Payments (from A/P)	0	0	0	0	0	0
Intercompany Payments—Canada						100
Miscellaneous—Foreign Payroll Taxes/Other	0	0	0	0	0	200
Cash available (shortfall)	(331)	(80)	(105)	(80)	(186)	(3,382)
Net Cash Balance (book)	634	554	448	368	183	183

(All numbers 000's)	4-26-01 Sale 1 week Ending 05/03/02	1 week Ending 05/10/02	1 week Ending 05/17/02	1 week Ending 05/24/02	1 week Ending 05/31/02	Cumulative 16 Weeks Ending 05/31/02
Accounts receivable—BB-Trade	2,376	0	0	0	0	2,421
Plus: New Sales	0	0	0	0	0	5,287
Less: Collections—Trade	0	0	0	0	0	5,332
Less: Returns	2,376	0	0	0	0	2,376
NOTE: As a % of sales	0.0%	0.0%	0.0%	0.0%	0.0%
Accounts receivable—EB-Trade	0	0	0	0	0	0
Inventory—BB	4,529	0	0	0	0	4,656
Plus: New purchases (95% of material egs)	0	0	0	0	0	2,411
Plus: Returns	(4,529)	0	0	0	0	(4,529)
Less: Used in Sales	0	0	0	0	0	2,538
NOTE: Value added margin %	52.0%	52.0%	52.0%	52.0%	52.0%
Inventory—EB	0	0	0	0	0	0
Accounts Payable—BB-Trade	1,752	1,752	1,752	1,752	1,752	1,752
Plus: New purchases (COD)	0	0	0	0	0	2,411
Plus: New expenses (COD)	84	62	87	62	62	2,757
Less: Payments	84	62	87	62	62	5,168
Accounts Payable—EB	1,752	1,752	1,752	1,752	1,752	1,752
Insurance/Benefits (Schedule A)	12	0	0	0	0	407
401k	0	0	0	0	0	105
Unum Life	0					20
Health Assurance	0					94
Geisinger	0					110
Blue Cross	12					60
Charles Schwab (deferred comp)	0					0
Cigna	0					2
Dental	0					16
Mortgages/Loans/Leases (Schedule B)	0	0	0	0	0	30
M&T Bank (Beaver Springs)						18
PIDA (Beaver Springs)						12
First Union (Rt. 15 Plant)						0
First Union (15th Street Office)						0
First Union (telecom equipment)						0
Professional Fees (Schedule C)	40	30	55	30	30	1,255
PriceWaterhouse Coopers			25			170
Policano & Manzo						0
Cozen & O'Connor						425
Penn Hudson						175
Wagner & Sherer	10					55
Miscellaneous	30	30	30	30	30	430

MARSH USA INC.	CERTIFICATE OF INSURANCE	Certificate Number CLE-000701416-00
PRODUCER March USA Inc. Two North Second Street, 10th Floor Harrisburg, PA 17101 Attn: Ruth A. Miner, CISR
	THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER OTHER THAN THOSE PROVIDED IN THE POLICY. THIS CERTIFICATE DOES NOT AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES DESCRIBED HEREIN.
	COMPANIES AFFORDING COVERAGE
	COMPANY
	A TRAVELERS PROP CAS GROUP
INSURED The JPM Company, Inc. 155 North 15th Street Lewisburg, PA 17837	B FEDERAL INSURANCE CO C STATE WORKMENS INSURANCE FUND D
COVERAGES	This certificate supersedes and replaces any previously issued certificate for the policy period noted below	0

THIS IS TO CERTIFY THAT POLICIES OF INSURANCE DESCRIBED HEREIN HAVE BEEN ISSUED TO THE INSURED NAMED HEREIN FOR THE POLICY PERIOD INDICATED NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOUCMENT WITH RESPECT TO WHICH THE CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, CONDITIONS AND EXCLUSIONS OF SUCH POLICIES LIMITED SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

CO LTR	TYPE OF INSURANCE	POLICY NUMBER	POLICY EFFECTIVE DATE (MM/DD/YY)	POLICY EXPIRATION DATE (MM/DD/YY)	LIMITS
A	GENERAL LIABILITY X COMMERICAL GENREAL LIABILITY CLAIMS MADE X OCCUR OWNERS & CONTRACTOR'S REPORT	630-293D749A	09/30/01	09/30/02	GENERAL AGGREGATE PRODUCTS—COMP/OP AGG PERSONAL & ADVINJURY EACH OCCURRENCE FIRE DAMAGE (Any one fire) MED EXP (Any one person)	$ $ $ $ $ $	4,000,000 2,000,000 1,000,000 1,000,000 100,000 5,000
A	AUTOMOBILE LIABILITY X MY AUTO ALL OWNED AUTOS SCHEDULED AUTOES HIRED AUOTS NON-OWNED AUTOS	Y-810-293D749-A-TIL-01	09/30/01	09/30/02	COMBINED SINGLE LIMIT BODILY INJURY (Per person) BODILY INJURY (Per person) PROPERTY DAMAGE		$1,000,000
	GARAGE LIABILITY ANY AUTO				AUTO ONLY-EA ACCIDENT OTHER THAN AUTO ONLY EACH ACCIDENT AGGREGATE
B	EXCESS LIABILITY X UMBRELLA FORM OTHER THAN UMBRELLA FORM	7976-16-04	09/30/01	09/30/02	EACH OCCURRENCE AGGREGATE	$ $	15,000,000 15,000,000
C	WORKERS COMEPNSATION AND EMPLOYER'S LIABILITY THE PROPRIETOR/ INCL. PARTNERS EXC. EXECUTIVE OFFICERS ARE	04440512 01 1	09/30/01	09/30/02	X WC STAT- OTHER UTORY LIMITS EL EACH ACCIDENT EL DISEASE POLICY LIMIT EL DISEASE EACH EMPLOYEE
A	OTHER Automobile Physical Damage	Y-810-293D749-A-TIL-01	09/30/01	09/30/02	Comprehensive Deductible Collision Deductible		250 500

DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLE/SPECIAL ITEMS (LIMITS MAY BE SUBJECT TO DEDUCTIBLES OR RETENTIONS)

CERTIFICATE HOLDER	CANCELLATION
Evidence Only
SHOULD ANY OF THE POLICIES DESCRIBED HEREIN BE CANCELED BEFORE THE EXPIRATION DATE THEREOF, THE INSURER AFFORDING COVERAGE WILL ENDEAVOR TO MAIL 30 DAYS WRITTEN NOTICE TO THE CERTIFICATE HOLDER NUMAED HERIEN, BUT FAILURE TO MAIL SUCH NOTICE SHALL IMPOSE NO OBLIGATION OR LIABILIYT OF ANY KIND UPON THE INSURER AFFORDING COVERAGE, ITS AGENTS OR REPRESENTATIVES
MARSH USA INC. By: Ruth A. Miner
MM (9/99)
VALID AS OF: 4/19/02

ACCORD.	CERTIFICATE OF PROPERTY INSURANCE	Date (MM/DD/YY) 04/19/02
PRODUCER March USA Inc. Penn National Plaza Two North Second Street, 10th Floor Harrisburg, PA 17101 Attn: Ruth A. Miner, CISR
	THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES DESCRIBED HEREIN.
	COMPANIES AFFORDING COVERAGE
	COMPANY
	A TRAVELERS PROP CAS GROUP
INSURED The JPM Company, Inc. 155 North 15th Street Lewisburg, PA 17837	B C D
COVERAGES	This certificate supersedes and replaces any previously issued certificate	0

THIS IS TO CERTIFY THAT POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOUCMENT WITH RESPECT TO WHICH THE CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES LIMITS SHOWN MAY HAVE BEEN REQUIRED BY PAID CLAIMS.

CO LTR	TYPE OF INSURANCE	POLICY NUMBER	POLICY EFFECTIVE DATE (MM/DD/YY)	POLICY EXPIRATION DATE (MM/DD/YY)	COVERED PROPERTY	LIMITS
A	X PROPERY CAUSES OF LOSS BASIC BROAD X SPECIAL X EARTHQUAKE X FLOOD	630-293D749A	09/30/01	09/30/02	BUILDING PERSONAL PROPERTY BUSINESS INCOME EXTRA EXPNESE BLANKET BUILDING BLANKET PERSPROP X BLANKET BLDG & PP X EARTHQUAKE LIMIT X FLOOD LIMIT	$ $ $	27,934,862 5,000,000 5,00,000
INLAND MARINE TYPE OF POLICY
CAUSE OF LOSS NAMED PERILS OTHER
CRIME
TYPE OF POLICY
OTHER
LOCATION OF PREMISES/DESCRIPTION OF PROPERTY	LIMITS MAY HAVE BEEN REDUCED BY PAID CLAIMS AND MAY HAVE DEDUCTIBLE OR RETENTIONS
SPECIAL CODNTIONS/OTHER COVERAGES
CERTIFICATE HOLDER CLE-000701433-00	CANCELLATION
Evidence Only
SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELED BEFORE THE EXPIRATION DATE THEREOF, THE INSURANCE COMPANY WILL ENDEAVOR TO MAIL 30 DAYS WRITTEN NOTICE TO THE CERTIFICATE HOLDER NAMED HERIEN, BUT FAILURE TO MAIL SUCH NOTICE SHALL IMPOSE NO OBLIGATION OR LIABILIYT OF ANY KIND UPON THE INSURER AFFORDING COVERAGE, ITS AGENTS OR REPRESENTATIVES
MARSH USA INC. By: Ruth A. Miner
MM (9/99)
VALID AS OF: 4/19/02

QuickLinks

  Exhibit 99.1
UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF DELAWARE
INITIAL MONTHLY OPERATING REPORT
Cash Flow Projection(1)